Exhibit 23.5 (Part 1 of 3)

June 16, 2020

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Registration Statement on form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2019 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 15, 2020, describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 37 fields located in the Veracruz business units in the Eastern region of Mexico, which audit letter was originally filed as Exhibit 10.1 (1 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ Leonard L. Herchen

Leonard L. Herchen, P. Eng.
Vice President

Exhibit 23.5 (Part 2 of 3)

June 16, 2020

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Registration Statement on form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2019 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 15, 2020, describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 105 fields located in the Burgos business units in the Northern region of Mexico, which audit letter was originally filed as Exhibit 10.1 (2 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ Leonard L. Herchen

Leonard L. Herchen, P. Eng.
Vice President

Exhibit 23.5 (Part 3 of 3)

June 16, 2020

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to (a) all references to our firm as set forth under the heading “Experts” in this Registration Statement on form F-4 filed by Petróleos Mexicanos (the “Form F-4”); (b) all references to our firm as set forth under the headings “Presentation of Information Concerning Reserves,” “Item 4 – Information on the Company – Infrastructure of PEMEX – Exploration and Production – Reserves,” and “Item 19 – Exhibits – Documents filed as exhibits to this Form 20-F” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2019 (the “Form 20-F”); and (c) the incorporation by reference in the Form F-4 of our audit letter dated April 15, 2020, describing our review of the estimates of Petróleos Mexicanos’ proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2019, for 39 fields located in the Samaria-Luna and Bellota-Jujo business units in the Southern region of Mexico, which audit letter was originally filed as Exhibit 10.1 (3 of 3) to the Form 20-F. The estimates included in our audit letter were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

GLJ PETROLEUM CONSULTANTS LTD.

/s/ Leonard L. Herchen

Leonard L. Herchen, P. Eng.
Vice President